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                         {NL Industries, Inc. Letterhead}

                                                               Exhibit 99.1

                                 NEWS RELEASE



FOR IMMEDIATE RELEASE
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                             NL Industries, Inc. Statement

        HOUSTON, TEXAS -- February 2, 1994 -- NL Industries, Inc. announced, at the request of the New York Stock Exchange, that it was not aware of any corporate development that would account for today's trading activity in its common stock.

        NL Industries, Inc., a producer of titanium dioxide pigments and specialty chemicals, is headquartered in Houston, Texas. NL's common stock is traded on the New York and Pacific Stock Exchanges under the symbol "NL".


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